UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 22, 2016

Allegheny Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-1200	25- 1792394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Six PPG Place, Pittsburgh, Pennsylvania		15222-5479
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (412) 394-2800

N/A

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule I4d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Beginning on July 22, 2016, Allegheny Technologies Corporation (the “Company”) sent a notice to members of collective bargaining units (the “Represented Participants”) who are participants in The 401(k) Plan, the Allegheny Technologies Retirement Savings Plan and the ATI Precision Finishing, LLC Employees’ 401(k) and Profit Sharing Plan (the “40l(k) Plans”) informing them that the account balances of Represented Participants in the 40l(k) Plans would be consolidated into a single defined contribution plan to be known as the ATI Retirement Plan (the “New Plan”). The New Plan was formerly known as the “Allegheny Ludlum, LLC Personal Retirement and 401(k) Plan” .

The notice stated that, during a specified period of time while the consolidations of account balances are implemented, Represented Participants in the 40l(k) Plans would not be able to process any account transactions in either the 401(k) Plans or the New Plan, including portions of account balances held under a Company stock fund. The notice also stated that this time period will begin at 3:00 p.m. Eastern Time on August 25, 2016 and is expected to end during the week of September 12, 2016.

On July 22, 2016, the Company sent a blackout trading restriction notice (the “BTR Notice”) to its directors and executive officers informing them that, because the restrictions during the blackout period described above include restrictions on investment changes involving the Company’s common stock held in the 40l(k) Plans, they would be prohibited during the blackout period, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and the SEC’s rules promulgated thereunder, from purchasing and selling shares of the Company’s common stock (including derivative securities pertaining to such shares) acquired in connection with their service as a director or employment as an executive officer.

A copy of the BTR Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference. During the blackout period and for a period of two years after the blackout period has ended, interested parties may obtain, without charge, information regarding the beginning and ending dates of the blackout period by contacting Allegheny Technologies Incorporated, Attention: Corporate Secretary, 1000 Six PPG Place, Pittsburgh, Pennsylvania 15222-5479 (telephone (412) 394-2800).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.l	Notice to Executive Officers and Directors of Allegheny Technologies Incorporated regarding a 40l(k) Plan Blackout Period and Trading Restrictions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY TECHNOLOGIES INCORPORATED

By:	/s/ Elliot S. Davis
Elliot S. Davis
Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

Dated: July 22, 2016